EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C. 1350), the undersigned, Kent Vaesen, Chief Executive Officer, and Kent Vaesen, acting Chief Financial Officer of Wavelit, Inc. (formerly Infotec Business Systems, Inc.) (“the Company”) have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2008 (“the Report”).

The undersigned certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 11th day of August 2008.

/s/ Kent Vaesen
Kent Vaesen, Chief Financial Officer

/s/ Kent Vaesen
Kent Vaesen, Chief Executive Officer